Exhibit 99.3

Bitmine Immersion Technologies (BMNR) Releases October Chairman’s Message: “Crypto Bull Underway — This Cycle Likely the Largest”

Bitmine perpetual preferred gained 24% since issuance compared to -8% decline of US long term bonds

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, Conn., October 7, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced the release of the October 2026 Chairman’s Message titled “Crypto Bull Underway — This Cycle Likely the Largest.”

In the October Chairman’s Message, Thomas “Tom” Lee, Chairman of Bitmine, explains why Bitmine’s leadership believes a full-blown crypto bull market is underway and why this cycle could potentially be the largest. Lee also addresses Bitmine’s 5% target level on ETH holdings, its outperformance of ETH since inception, and BMNP’s outperformance since issuance:

●	In Lee’s view, the signals of a full-blown bull market are mounting. Large institutions are calling a crypto bull market, a first for any cycle. Bitcoin moved above its 200-day moving average on Aug. 19, 2026, a cross that has flagged a bull market 8 of 9 times since 2012. Bitcoin ETF flows have turned positive year-to-date, and crypto outperformed other macro assets in 3Q 2026 despite a hawkish Fed, surging oil prices and tightening financial conditions. Tom DeMark, advisor to Bitmine, believes Ethereum markets will continue to trade higher.

●	Lee sees four forces that could amplify this cycle well beyond past crypto bull markets:

○	tokenization, with BlackRock, JPMorgan, Robinhood and others building on Ethereum, an institutional wave unlike the retail-driven ICO and NFT booms;
○	flows from a multi-trillion-dollar generational wealth transfer;
○	digital asset treasury companies (DATs) permanently reducing supply; and
○	crypto as a downstream AI story.

●	Bitmine is nearing its 5% target of the ETH supply, set to optimize shareholder value. Bitmine accumulated 6 million ETH in 15 months, partially during a bear market, and expects to reach its target just as Bitmine believes a bull market is starting.

●	BMNP, Bitmine’s Series A Preferred Stock, is up 24% from its $80 issue price while U.S. Treasuries, investment grade and high yield bonds have fallen. “That is pretty substantial outperformance as credit,” said Lee. At a 9.56% current yield, BMNP also gives Bitmine the lowest cost of funds among crypto treasury credit.

●	Bitmine has outperformed ETH by over 50,000bp since inception, supported by the largest crypto treasury company stock buyback program ever authorized.

●	Lee also discusses how Bitmine is leveraging its substantial scale to strengthen the Ethereum ecosystem, including through MAVAN, its funding of Ethereum Foundation spin-offs, and its moonshot investments.

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine Immersion Technologies, Inc. (NYSE: BMNR), together with its subsidiaries (“Bitmine” or the “Company”), is a blockchain technology infrastructure company operating across institutional digital asset staking and validation services, bitcoin mining, and strategic digital asset management. As the world’s leading Ethereum Treasury company, it implements an innovative digital asset strategy for institutional investors and public market participants. The Company provides institutional-grade staking and validation infrastructure—through which it earns staking rewards and validation income—alongside bitcoin mining activities. Bitmine holds digital assets strategically, generating yield on those holdings to support liquidity and capital formation. Since 2025, the Company has expanded its blockchain infrastructure capabilities, including developing and deploying MAVAN, its institutional staking and validation platform. The Company’s activities further include investments in early-stage blockchain opportunities (“moonshot” investments) and ancillary mining, hosting, and consulting services.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Cautionary Note on Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include all statements that are not purely historical and can generally be identified by terms such as “expects,” “projects,” “intends,” “plans,” “believes,” “anticipates,” “estimates,” “target,” “goal,” “sees,” “may,” “will,” “would,” “could,” “should,” “potentially,” “likely,” “view,” or similar expressions. This press release, including the October 2026 Chairman’s Message referenced herein, specifically contains forward-looking statements regarding: (i) management’s belief that a full-blown crypto bull market is underway and that the current cycle could potentially be the largest crypto cycle to date; (ii) the Company’s goal of acquiring 5% of the total ETH supply, including its 5% target level on ETH holdings, its expectation that it will reach that target as a bull market is starting, and its belief that such target level optimizes shareholder value; (iii) market signals and indicators referenced by management, including Bitcoin’s 200-day moving average, Bitcoin ETF flows, institutional sentiment, and the relative performance of crypto versus other macro assets, and the belief of the Company’s advisor that Ethereum markets will continue to trade higher; (iv) the forces management believes could amplify the current cycle, including tokenization and institutional adoption of Ethereum, the generational wealth transfer, supply reduction by digital asset treasury companies, and crypto as a downstream artificial intelligence opportunity; (v) the performance, yield, and cost of funds associated with the Company’s Series A Preferred Stock (BMNP) relative to U.S. Treasuries, investment grade and high yield bonds, and other crypto treasury credit; (vi) the Company’s share price performance relative to ETH and its stock buyback program; and (vii) the Company’s plans to leverage its scale to strengthen the Ethereum ecosystem, including through MAVAN, its funding of Ethereum Foundation spin-offs, and its “moonshot” investments. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied.

Factors that could cause or contribute to such differences include, but are not limited to: the extreme volatility and unpredictability of digital asset prices, including ETH and Bitcoin; the risk that a crypto bull market does not materialize, is shorter or smaller than anticipated, or reverses; the risk that historical market indicators, such as moving average crossovers and ETF flows, are not predictive of future market performance; the Company’s ability to successfully execute its digital asset acquisition strategy and achieve its ETH accumulation targets, including its 5% target level, and the possibility that the Company changes such target or strategy; the risk that anticipated drivers of market growth, including tokenization, institutional adoption, generational wealth transfer, digital asset treasury company activity, and artificial intelligence, do not develop as expected; changes in market conditions affecting the trading price, yield, and volume of the Company’s common stock and Series A Preferred Stock, and changes in interest rates and fixed income markets; the Company’s ability to finance its business operations, stock buyback program, and MAVAN expansion; operational, security, and technological risks associated with the Company’s staking and validation operations, including network failures, slashing events, cybersecurity breaches, and protocol changes; risks related to the Company’s “moonshot” investments and its funding of Ethereum ecosystem initiatives; competition in the digital asset treasury, staking, and mining industries; the Company’s dependence on key personnel and advisors; regulatory developments affecting digital assets, blockchain technology, and staking activities, and actions by the SEC, CFTC, and other regulatory bodies; macroeconomic factors, including inflation, interest rates, energy prices, monetary policy, and general economic conditions; the performance of third-party service providers, exchanges, custodians, and staking partners; and the other risk factors described in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on November 21, 2025, the Company’s Quarterly Reports on Form 10-Q, and the Company’s other filings with the SEC, as amended or updated from time to time, copies of which are available at www.sec.gov and at https://Bitminetech.io/investor-relations/. The forward-looking statements contained in this press release are based on information available to management as of the date of this release and reflect management’s current expectations, estimates, and beliefs concerning future events. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Bitmine expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

SOURCE Bitmine Immersion Technologies, Inc.